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NUMBER
 SE

                                                                     Exhibit 4.1

INCORPORATED UNDER THE LAWS                              COMMON STOCK
 OF THE STATE OF DELAWARE
                                                        PAR VALUE $.01

                                                     CUSIP 804137  10  7

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN
  NEW YORK, N.Y. AND CHICAGO, IL.


                               [LOGO] SAUER INC.

THIS CERTIFIES THAT


IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Sauer Inc. transferable on the books of the Corporation by the holder hereof in person or by duty authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures the duly authorized officers of the Corporation.

Dated:


COUNTERSIGNED AND REGISTERED:                                   PRESIDENT
  FIRST CHICAGO TRUST COMPANY OF NEW YORK
                              TRANSFER AGENT
                               AND REGISTRAR

BY                                                                 /s/

                        AUTHORIZED SIGNATURE             SECRETARY AND TREASURER


SHARES

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                                   SAUER INC.

     The Corporation will furnish any stockholder upon request without charge a statement of the powers, designations, preferences and rights, and the qualifications, limitations and restrictions of such preferences and rights, of all classes and series of the capital stock of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ___________ Custodian ___________
                           (Cust)                (Minor)
                         under Uniform Gifts to Minors
                         Act ___________
                               (State)

    Additional abbreviations may also be used though not in the above list.


     For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated _______________

                              Signature:


                              X _______________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.


                              Signature(s) Guaranteed:


                              _________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


                       _________________________________

                           AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215) 657-3480
                       _________________________________

                       SALES: P. SHEERIN: 1-708-599-0404
                       _________________________________

                       /NET/BANKNOTE/HOME 46/SAUER 56154
                       _________________________________


             _____________________________________________________

             PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
                            PROOF OF APRIL 13, 1998
                                   SAUER INC.
                                   H 56154bk
             _____________________________________________________

                              OPERATOR:      JW/eg
             _____________________________________________________

                                      NEW
             _____________________________________________________